Administrative Office: 6400 C. Street S.W. Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA B
File No. 811-06032, CIK 0000859607
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA B, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi-Annual report of the underlying funds of the following underlying management investment companies:

●	Transamerica Series Trust, (CIK: 0000778207).

●	American Fund Insurance Series (CIK: 0000729528).

●	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316).

●	Janus Aspen Series (CIK: 0000906185).

●	MFS® Variable Insurance Trust (CIK: 0000918571).

●	Fidelity Variable Insurance Products Fund (CIK: 0000356494, 0000831016 and 0000927384).

●	Franklin Templeton Variable Trust (CIK: 0000837274).

●	BlackRock Variable Series Funds, Inc. (CIK 0000355916).

●	Mutual Fund and Variable Insurance Trust (CIK: 0000810695).

●	State Street Total Return V.I.S. Fund (CIK 0000746687).

●	Vanguard Variable Insurance Fund (CIK# 0000857490).

●	Wanger Advisors Trust (CIK# 0000929521).

●	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (CIK#0000896435).

●	Nationwide Variable Insurance Trust (CIK#0000353905).

●	DFA Investment Dimensions Group Inc. (CIK#0000355437)

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth

Brian G. Stallworth

Assistant Secretary

Transamerica Life Insurance Company